UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________
FORM 8‑K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 8, 2013
LIGAND PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)
______________

Delaware	001-33093	77-0160744
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11119 North Torrey Pines Road, Suite 200, La Jolla, California, 92037
     (Address of Principal Executive Offices) (Zip Code)
(858) 550-7500

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
On March 8, 2013, CyDex Pharmaceuticals, Inc. (“CyDex”), a wholly owned subsidiary of Ligand Pharmaceuticals Incorporated (together with CyDex, collectively the “Company”), entered into a License Agreement (the “License Agreement”) with Spectrum Pharmaceuticals, Inc. (“Spectrum”). Under the License Agreement, the Company granted to Spectrum an exclusive, nontransferable, worldwide license to such intellectual property rights that will enable Spectrum to develop and potentially commercialize Captisol-enabled® propylene glycol-free melphalan. Additionally, the Company is entitled to receive a non-refundable license issuance fee of $3 million and is eligible to receive over $50 million in potential milestones. The Company is also eligible to receive significant double-digit royalties on worldwide net sales of any products that are successfully commercialized. The Agreement may be terminated by either party in the event of an uncured material breach by the other party. Spectrum may terminate the Agreement at any time on prior notice.
Contemporaneously with the entry into the License Agreement, the Company entered into a Supply Agreement (the “Supply Agreement”) to provide Captisol® to Spectrum. Under the Supply Agreement, Spectrum agreed to purchase its Captisol requirements for the development of the compound contemplated by the License Agreement, as well as any Captisol required for any product that is successfully commercialized.
Captisol is a patent protected, chemically modified cyclodextrin with a structure designed to optimize the solubility and stability of drugs.
The foregoing summary of the material terms of both the License Agreement and the Supply Agreement does not purport to be complete and is qualified in its entirety by reference to the License Agreement and the Supply Agreement, copies of which will be filed with the Securities and Exchange Commission by Ligand on its Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2013.
Item 8.01. Other Events.
On March 14, 2013, Ligand issued a press release entitled “Ligand Signs Global License Agreement with Spectrum Pharmaceuticals for Captisol-Enabled® Melphalan.”
A copy of the press release, dated March 14, 2013, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The contents of the press release are deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Press release dated March 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LIGAND PHARMACEUTICALS INCORPORATED

Date: March 14, 2013	By: /s/ Charles S. Berkman Name: Charles S. Berkman Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated March 14, 2013.